FIRST FARMERS AND MERCHANTS CORPORATION
           816 South Garden Street, Columbia, Tennessee  38402-1148

                NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                 to be held on the 16th day of April, 1996


To the Stockholders of First Farmers and Merchants Corporation:



	NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders of First Farmers and Merchants Corporation will be held in the Banking Room of the Main Office of First Farmers and Merchants National Bank of Columbia, 816 South Garden Street, Columbia, Tennessee 38402-1148, on the 16th day of April, 1996 at 3:00 o'clock P.M., local time, for the following purposes:



1.	Fixing number of Directors:  Fixing the number of Directors
to be elected at sixteen (16).



2.	Election of Directors:  Election of sixteen (16) persons
listed in the Proxy Statement dated March 20, 1996, accompanying the notice of said meeting.



3.	Transacting such other business as may properly be brought
before the meeting or any adjournment thereof.



	Stockholders of record at the close of business on March 1, 1996, are entitled to notice of and to vote at the meeting.



	To assure that your shares are represented at the meeting, please mark, date, sign and promptly return the enclosed proxy.
The proxy is revocable and will not affect your right to vote in person in the event you are able to attend the meeting.



	By order of the Board of Directors




							O'Neill D. Moore

							Secretary






March 20, 1996

                     FIRST FARMERS AND MERCHANTS CORPORATION
                            816 South Garden Street
                       Columbia, Tennessee  38402-1148

                                    PROXY


	KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Stockholder of First Farmers and Merchants Corporation of
Columbia, Tennessee do nominate, constitute, and appoint Robin Courtney, K. C. Dodson, and C. Allan Kerley or any of them with full power to act alone, my true and lawful representative with respect to all shares of Common Stock of First Farmers and Merchants Corporation which the undersigned would be entitled to vote, at the Annual Meeting of Stockholders to be held on April
16, 1996, at 3:00 p.m., local time at the office of the First Farmers and Merchants National Bank of Columbia at 816 South
Garden Street, Columbia, Tennessee 38402-1148, or any adjournment thereof, with all the powers the undersigned would possess if personally present, as follows:



1.	Fixing the number of Directors to be elected at sixteen (16).

	FOR [ ]			AGAINST [ ]			ABSTAIN [ ]

2.	Election of the sixteen (16) persons listed below as
Directors:

	FOR all nominees listed below [ ]		AGAINST all nominees listed
below [ ]

	(Except as marked to the contrary)


	Kenneth A. Abercrombie    	H. Terry Cook, Jr.	    	Waymon L. Hickman
 T. Randy Stevens    	      James L. Bailey, Jr.	   W. J. Davis, Jr.
	Sam. D. Kennedy   	        Dan C. Wheeler      	   Flavius A.Barker
	Thomas Napier Gordon      	Tillman Knox		          David I. Wise
	Harlan D. Bowsher		        Edwin W. Halliday		     Joe E. Lancaster
	W. Donald Wright

	TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE LISTED ABOVE, LINE THROUGH OR STRIKE OUT THE NOMINEE'S NAME.


3.	At their discretion, Robin Courtney and/or K. C. Dodson
and/or C. Allan Kerley are authorized to vote upon such other business as may properly come before the meeting.


	Management at present knows of no other business to be presented by or on behalf of its management at the meeting.



	THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION
IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.



	THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY MAY BE REVOKED PRIOR TO ITS EXERCISE.



	When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


	Dated the __________ day of __________, 1996


				_____________________________________________


				_____________________________________________

					   (Signature of Stockholder)





No. of Shares ______________		PLEASE MARK, SIGN, DATE AND RETURN
THIS PROXY PROMPTLY.

                  FIRST FARMERS AND MERCHANTS CORPORATION
                        816 South Garden Street
                   Columbia, Tennessee  38402-1148


                              BALLOT



1.	Fixing the number of Directors to be elected at sixteen (16).

	FOR [ ]		 AGAINST [ ]		ABSTAIN [ ]



2.	Election of the sixteen (16) persons listed below as
Directors:


	FOR all nominees listed below [ ]		AGAINST all nominees listed
below [ ]

	(Except as marked to the contrary)


	Kenneth A. Abercrombie 	  H. Terry Cook, Jr.		    Waymon L. Hickman
	T. Randy Stevens		        James L. Bailey, Jr.	   W. J. Davis, Jr.
	Sam. D. Kennedy		         Dan C. Wheeler 		       Flavius A. Barker
	Thomas Napier Gordon     	Tillman Knox		         	David I. Wise
	Harlan D. Bowsher		       Edwin W. Halliday		     Joe E. Lancaster
	W. Donald Wright


	TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE LISTED ABOVE, LINE THROUGH OR STRIKE OUT THE NOMINEE'S NAME.



	Dated the _________ day of ____________, 1996


					______________________________________


					______________________________________

						  (Signature of Stockholder)



No. of Shares ____________


PLEASE MARK, SIGN, DATE AND RETURN THIS BALLOT PROMPTLY.

                 FIRST FARMERS AND MERCHANTS CORPORATION
                         816 South Garden Street
                   Columbia, Tennessee  38402-1148


                          PROXY STATEMENT


                  ANNUAL MEETING OF STOCKHOLDERS

             To Be Held on The 16th day of April, 1996



	The accompanying proxy is solicited by and on behalf of the Board of Directors of First Farmers and Merchants Corporation
(the "Corporation") for use at the Fourteenth Annual Meeting of Stockholders to be held on the 16th day of April, 1996, and any adjournment thereof. The time and place of the meeting are set forth in the accompanying Notice of Meeting. All expenses of preparing, printing, and mailing the proxy and all materials used in the solicitation thereof will be borne by the Corporation. In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegraph by directors, officers, and other personnel of the Corporation or its affiliate, none of whom will receive additional compensation for such services. The Corporation will also request custodians and nominees to forward soliciting materials to the beneficial owners of stock held of record by them and will pay reasonable expenses of such persons for forwarding such material. The date on which this Proxy Statement and the accompanying proxy are first being mailed to stockholders of the Corporation is the 20th day of March, 1996.


                     PURPOSES OF THE MEETING

	The Annual Stockholders' Meeting will be held for the purposes of (i) fixing the number of directors; (ii) electing directors;
and (iii) transacting whatever business may properly be brought before the meeting or any adjournment thereof.



                        QUORUM AND VOTING

	At the closing of business on March 1, 1996, the Corporation had issued and outstanding 1,400,000 shares of its common stock.
 Only holders of record of Common Stock of the Corporation at the close of business on March 1, 1996, (the "Record Date"), are entitled to notice of and to vote on matters to come before the Annual Meeting or any adjournment thereof.


	The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock of the Corporation entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting or any adjournment thereof. A stockholder is entitled to one vote in person or by proxy at the Annual Meeting for each share of Common Stock of the Corporation held of record in his/her name.

	In each case where the stockholder has appropriately specified how the proxy is to be voted, it will be voted in accordance with his/her specifications. Stockholders may designate a person or persons other than those named in the enclosed proxy to vote their shares at the Annual Meeting or any adjournment thereof. As to any other matters of business which may be brought before the Annual Meeting or any adjournment thereof, a vote may be cast pursuant to the accompanying proxy in accordance with the judgment of the person or persons voting the same in the best interests of the Corporation, but management does not know of any other matter of business. Any stockholder has the power to revoke his/her proxy at any time, insofar as it has not been exercised, by written notice or subsequently dated proxy, received by the Corporation, or by revocation given by the stockholder in person at the Annual Meeting or any adjournment thereof.

              PRINCIPAL HOLDERS OF VOTING SECURITIES

	As of March 1, 1996, no individual or corporation owned beneficially, directly or indirectly, more than 5% of the Corporation's voting securities. As of March 1, 1996, the First Farmers and Merchants National Bank of Columbia (the "Bank"), the Corporation's subsidiary held, of record in a fiduciary capacity as trustee, executor, agent or otherwise, 121,135 shares or approximately 8.653% of the Corporation's outstanding Common Stock, and has the sole right to vote all of these shares. The trust shares will be voted in a manner consistent with the best interests of the beneficiaries as determined by the Bank as fiduciary.

	The following tabulation sets forth the amount and percentage of the Corporation Common Stock owned beneficially (as determined in accordance with the rules and regulations of the Securities and Exchange Commission) as of March 1, 1996, by all directors and executive officers of the Corporation as a group.
For tabulation of beneficial ownership of Corporation by individual directors, see ELECTION OF DIRECTORS.



	      Number of shares owned Beneficially	   	 Percentage of
      	by Directors and Executive Officers			   Common Stock
      	as a Group (a total of 19 persons) 		   	1,400,000 shares

                       252,746 					              18.05%



                          ELECTION OF DIRECTORS

	At the meeting, sixteen (16) nominees will be proposed for election as directors to serve until the next Annual Meeting of Stockholders or until their successors are elected and qualified.

The Corporation's Bylaws provide in Article III, Section 2, that there shall be at least five (5) and not more than twenty-five
(25) Directors. The Board of Directors believes it advisable that there be sixteen (16) Directors of the Corporation at this time. Proxies cannot be voted for a greater number than sixteen
(16) nominees.

	The Board of Directors proposes the election of the nominees listed below to serve until the next Annual Meeting or until their successors are duly elected and qualified. Fifteen of the nominees are presently serving as Directors. Mr. Virgil H.
Moore, Jr., who is a present member of the Board, has attained mandatory retirement age. The new proposed Director is Flavius
A. Barker, President and Chief Executive Officer of the
Tennessee Farm Bureau Federation. He is a native of Sequatchie County, Tennessee and received his early education from the Sequatchie County High School. He has been very active in farming, now operating a 900 acre farm in partnership with his sons. Mr. Barker has been active in banking and the financial service industry for many years, having served 30 years as Director of the Chattanooga Production Credit Association, later known as the Production Credit Association Board. In 1973, he was one of six individuals from Sequatchie County who served as the organizing group for the Citizens Bank which has now grown into a four county organization.

	Being active in many civic and professional organizations, he has served as the Director of the local Tennessee Farmers
Cooperative and the Soil Conservation Service. He was a representative from Tennessee to the National Council of Agricultural Extension Services. His most recent appointment was by Governor Don Sundquist to serve on the Governor's Council of Agriculture and Forestry. Being active in the State Farm
Bureau Organization, he was first elected to the Board in 1970 and was elected as Vice President in 1986.

	Mr. Barker and his wife, Naomi, have four children and seven grandchildren. He is an active member of the United Methodist
Church where he serves on the Board of Trustees.


	Unless contrary instructions are received, it is intended that the shares represented by proxies solicited by the Board of Directors will be voted in favor of the election as Directors of all of the nominees named below. If for any reason any one of such nominees is not available for election, the persons named in the form of proxy have advised that they will vote for such substitute nominees as the Board of Directors of the Corporation may propose. The Board of Directors has no reason to expect that any of these nominees will fail to be candidates at the meeting, and, therefore, does not at this time have any substitute nominee under consideration. The names and certain information relating to the sixteen (16) nominees set forth below has been furnished to the Corporation by the individuals named.



	The following information is furnished with respect to the nominees on the next three pages:

				                       Position &   		    Position &	   Director	Business Experience   	       Shares of Corporation
				                       Office Held		      Office Held	  of Bank	 During Last				               Beneficially Owned 	 Percent
	Name           	 Age	     With Corporation	  With Bank   	 Since 	  Five (5)Years 		              as of 3/01/96/1 		   of Class
Kenneth A. Abercrombie	54	 Director			           Director	     1988   		President, Loretto Casket	   1,200/2		             .086%
    											                                                         Co., Inc.
James L. Bailey, Jr.	  53	 Director			           Director	     1973		   Pharmacist				               4,146		 	             .296%
Flavius A. Barker	     64		                                             President, Tennessee Farm 	    209/3		             .015%
                                                             											Bureau Federation
Harlan D. Bowsher	     67	 Director			           Director	      1974		  Plant Manager,				           9,786/4		             .699%
                                                             											General Electric (retired)
H. Terry Cook, Jr.	    55	 Director			           Director	      1980		  President, Cook Properties,
                                                                        Inc.  	                     10,853/5		 	           .755%
W. J. Davis, Jr.		     49	 Director			           Director	      1982		  Chairman and CEO,		         44,400/6 			          3.171%
                                                             											Davis Group, Inc.
Thomas Napier Gordon	  44	 Director			           Director	      1986		  Attorney and Managing		     29,201/7	 		          2.086%
                                                             											Partner, Gordon Brothers
										                                                             	Properties
Edwin W. Halliday	     63	 Director			           Director		     1974	  	Farmer				                   4,224/8	  		          .306%
Waymon L. Hickman	     61	 Director, 		          Director,	     1967		  Chairman & Chief		          35,500/9	 	           2.536%
                       				President		           Chairman &			          Executive Officer
				                       & CEO 		              CEO				                of Bank
Sam D. Kennedy		       69	 Director			           Director		     1966		  President, Kennedy
                                                                        Newspapers	                  7,824/10	   	         .559%
                                                             											Co., Inc.,
Tillman Knox		         67	 Director			           Director		     1966		  President, Hall & Knox		    14,000/11	            1.000%
                                                             											Mining Company, Inc.
Joe E. Lancaster		     66	 Director			           Director		     1968		  Chief Executive Officer,	   35,000/12	            2.500%
	                                                             										Tennessee Farmers
											                                                             Insurance Companies
                                                                        (Retired)
T. Randy Stevens	      44	 Director &	           Director,	     1991		  President & Chief	          18,400/13	            1.314%
                       				Exec. Vice Pres.	     President/				         Operating Officer
 			                       & CAO		               & C0O 					            of Bank
Dan C. Wheeler		       53	 Director		            Director		     1993			 Commissioner TN Department   2,767/14		            .198%
                                                                   					of Agriculture
David I. Wise	         64	 Director &            Director,  		  1967		  Senior Exec.VP/Security/			 22,000/15	 		         1.571%
                        			Vice President	       Sr. Exec. VP			        Loan Rev. Officer of Bank
W. Donald Wright	      56	 Director		            Director		     1992		  Partner H & S Pharmacies		     508			              .036%
                                               																																					               240,018			            17.144%

Footnotes

 1/	Unless otherwise indicated, all shares are owned of record.

 2/	400 shares are registered to Kenneth and Carol Abercrombie
(Mr. Abercrombie's wife).

 3/	209 shares are registered to Flavius A. Barker or Naomi
Barker (Mr. Barker's wife).

 4/	6,570 shares are registered to Barbara J. Bowsher, Mr.
Bowsher's wife

 5/	853 shares are registered to Griffitha G. Cook, Mr. Cook's
wife.

 6/	6,300 shares are registered to Wayne Pressnell Testamentary
Trust number one.

	800 shares are registered to Estate of W. J. Davis, Sr.

	6,300 shares are registered to Winfred J. Davis & Starling Pressnell Davis, Co-Trustees.

	8,268 shares are registered to W. J. Davis, Jr., Trustee, the
Davis Group

	4,212 shares are registered to Starling Pressnell Davis.

	320 shares are registered to Mrs. W. J. Davis.

 7/	2,530 shares are registered to Thomas Napier Gordon, Jr.,
minor son of Mr. Gordon.

	2,530 shares are registered to Edward Bradshaw Gordon, minor son of Mr. Gordon.

	200 shares are registered to Teri Hasenour Gordon, wife of Mr.
Gordon.

 8/	3,640 shares are registered to Polly Ann Halliday, Mr.
Halliday's wife.

 9/	19,022 shares are registered to Waymon L. Hickman and Carey
B. Hickman (Mr. Hickman's wife), joint tenants.

10/	200 shares are registered to Elizabeth Ridley Finney
Kennedy, Mr. Kennedy's wife.

	490 shares are registered to Elizabeth R. F. Kennedy, Cust. Mary Susan Berry Kennedy, II (Tenn UGMA)

	490 shares are registered to Elizabeth R. F. Kennedy, Cust. Sam Delk Kennedy, III (Tenn UGMA)

	270 shares are registered to Elizabeth R. F. Kennedy, Cust. William Blackstone (Tenn UGMA)

	270 shares are registered to Sam Delk Kennedy, Sr., Cust.
William Emory Blackstone, Jr. (Tenn UGMA)

	400 shares are registered to Kennedy Newspapers Co., Inc.

11/	6,292 shares are registered to Hall and Knox Mining Company.

12/	20,000 shares are registered to Betty L. Lancaster, Mr.
Lancaster's wife.

13/	200 shares are registered to T. Randy Stevens, custodian for
Branson James Stevens.

	200 shares are registered to T. Randy Stevens, custodian for Rebecca Lynn Stevens.

	6,000 shares are registered to Leesa M. Stevens (Mr. Stevens' wife).

14/	2,328 shares are registered to Dan C. Wheeler and Carolyn
Wheeler (wife of Mr. Wheeler).

15/	1,000 shares are registered to Mary Neil P. Wise (wife of
Mr. Wise)

                         COMMITTEES OF THE BOARD


	There are no standing committees of the Board of Directors of the Corporation. The Board of Directors of the Corporation met four (4) times during 1995.

	The Board of Directors of the Bank has designated nine (9) standing committees. They are as follows:

Audit Committee (4 members)
Compensation Committee (7 members)
Deferred Profit Sharing Benefit Committee (5 members)
Executive Committee (7 members)
Trust Audit Committee (4 members)
Trust Committee (5 members)
Risk Management Committee (7 members)
Business Development Committee (8 members)
Compliance/CRA Committee (6 members)


Audit Committee

	Functions: The Committee recommends the certified public accounting firm to be employed by the Corporation and the Bank for audit purposes and recommends the areas of responsibility of the CPA firm. The Committee also meets with the CPA firm to receive the auditors' evaluation of the conditions of the Corporation and the Bank, and brings those reports to the

Board of Directors for their consideration. The Committee also meets with internal auditors for periodic review of the audit program of the Corporation and the Bank.


	Number of 1995 meetings:  4

	Membership: The Committee membership is made up of four (4) directors who are not officers of the Bank. They are Harlan D.
Bowsher, Chairman, James L. Bailey, Jr., Edwin W. Halliday and
Dan C. Wheeler.


Compensation Committee

	Functions: The Committee recommends to the Board of Directors fees for board meetings and fees for committee meetings for directors. The Committee reviews, evaluates and recommends to the Boards of the Corporation and the Bank officers' compensation program and deferred profit sharing contributions for all eligible employees. See compensation committee report on executive compensation on pages 10, 11 and 12.



	Number of 1995 meetings:  2



	Membership:  The membership of the Committee is made up of two
(2) directors who are officers of the Corporation and of the Bank and five (5) directors who are not officers of the Corporation or the Bank. They are Tillman Knox, Chairman,
Kenneth A. Abercrombie, Harlan D. Bowsher, H. Terry Cook, Jr.,
W. J. Davis, Jr., Waymon L. Hickman, and Virgil H. Moore, Jr.





Deferred Profit Sharing Benefit Committee



	Functions: The Committee determines the eligibility of employees to participate in the Profit Sharing Plan; it also supervises records pertaining to continuity of service, acts on applications for retirement benefits, applications for leaves of absence and request for distribution of participants' accounts. The Committee is also responsible for preparing annual reports, financial statements, disclosing benefits to participants, and reporting to the IRS and the Department of Labor.



	Number of 1995 meetings:  1



	Membership:  The membership of the Committee is made up of one
(1) director who is an officer of the Corporation and the Bank, one (1) director who is not an officer of the Corporation or the Bank, two advisory directors who are not directors of the Corporation or the Bank, and one (1) employee who is not a director of the Corporation or the Bank. They are T. Randy
Stevens, Chairman, Thomas Napier Gordon, Robert E. Boruff
(Advisory), Charlotte E. Battles (Advisory) and Amy Slagle.

Executive Committee



	Functions: The Committee reviews and recommends to the Board of Directors for its approval selected actions with regard to the general direction and conduct of the Corporation and the Bank. The Committee acts on loan applications and reviews overdrafts, cash items, loans, lines of credit, and loan reviews in accordance with Bank's policies which have been approved by the Board of Directors.



	Number of 1995 meetings:  47



	Membership: The membership of the Committee is made up of three (3) directors who are officers of the Corporation and the Bank, four (4) other directors, none of whom is an officer of the Corporation or the Bank. They are Virgil H. Moore, Jr., Chairman, Harlan D. Bowsher, H. Terry Cook, Jr., Waymon L. Hickman, Tillman Knox, Joe E. Lancaster, and David I. Wise.



Trust Audit Committee


	Functions: The Committee recommends the certified public accounting firm to be employed by the Bank for auditing the Trust Department. The Committee recommends the areas of responsibility of the CPA firm and meets with the firm to receive the auditors evaluation of the condition of the Trust Department and brings those reports to the Board of Directors for its consideration. The Committee meets with the internal auditor for periodic review of audit program.



	Number of 1995 meetings:  1



	Membership:  The membership of the Committee is made up of four
(4) directors who are not officers of the Corporation or the Bank. They are Harlan D. Bowsher, Chairman, James L. Bailey,
Jr., Edwin W. Halliday, and Dan C. Wheeler.


Trust Committee



	Functions: The Committee supervises the Trust Department. Its duties include establishing and reviewing the investment strategy of the Trust Department, its major equity commitments and collective funds performances, and reviewing the earnings and operations of the Trust Department.


	Number of 1995 meetings:  12



	Membership:  The membership of the Committee is made up of two
(2) directors who are officers of the Corporation and the Bank, and three (3) directors who are not officers of the Corporation or the Bank. They are Waymon L. Hickman, Chairman, Virgil H.
Moore, Jr., Vice Chairman, Thomas Napier Gordon, Sam D. Kennedy, and Joe E. Lancaster.

Risk Management Committee



	Functions: The purpose of the Committee is to study areas of risk within the bank with emphasis on insurance coverages and bonding requirements.



	Number of 1995 meetings:  0



	Membership: The membership of the Committee is made up of three (3) directors who are officers of the Corporation and the Bank, three (3) directors who are not officers of the Corporation or the Bank and one (1) Advisory Director of the Bank. They are David I. Wise, Chairman, W. J. Davis, Jr.,
Waymon L. Hickman, Sam D. Kennedy, Joe E. Lancaster, Virgil H. Moore, Jr., and Clarence A. Powell, (Advisory). O'Neill D.
Moore serves as Secretary of the Committee.



Business Development Committee



	Functions: The purpose of the Committee is to oversee and advise bank management in the development and execution of its marketing and business development plans.



	Number of 1995 meetings:  1



	Membership: The membership of the Committee is made up of three (3) directors who are officers of the Corporation and the Bank, three (3) directors who are not officers of the Corporation or the Bank, and two (2) advisory directors of the bank. They are W. J. Davis, Jr., Chairman, H. Terry Cook, Jr., Waymon L. Hickman, Virgil H. Moore, Jr., Joseph W. Remke, III (Advisory), Hulet M. Chaney (Advisory), T. Randy Stevens, and
Don Wright.  Nancy Bohannon serves as Committee Coordinator.



Compliance/CRA Committee



	Functions: The purpose of the Committee is to oversee and advise bank management and the Board of Directors in all areas dealing with Compliance and Community Reinvestment Act.



	Number of 1995 meetings:  3



	Membership:  The membership of the committee is made up of one
(1) director who is an officer of the Corporation and the Bank, two (2) directors who are not officers of the Corporation or the Bank, one (1) Advisory Director of the Bank, one (1) officer of the Corporation and the Bank, and one (1) officer of the Bank.
They are T. Randy Stevens, Chairman, Bernard Childress
(Advisory), H. Terry Cook, Jr., Connie A. Mayberry, O'Neill D.
Moore and W. Donald Wright.



Director Attendance



	During fiscal year 1995, there were four (4) meetings of the Board of Directors of the Corporation and twelve (12) meetings of the Board of Directors of the Bank. Each member of the Board, attended at least 75% of the aggregate meetings of the Boards and committees of which they were members.



COMPENSATION OF DIRECTORS AND OFFICERS

During the fiscal year 1995, each director and officer of the Corporation received an annual retainer of $1,500.00 and was paid a fee of $300.00 for each Board meeting attended up to four meetings. Each Active and Honorary Bank Director received $325.00 for each Bank Board of Directors' meeting attended.
Each Bank Advisory Director received $200.00 for each Bank Board of Directors' meeting attended. Each member of the Bank's Executive Committee received a $6,000.00 annual retainer. Each Active, Honorary and Advisory Bank Director (excluding salaried officers) received $200.00 for attendance at any scheduled or officially called Committee meeting of any standing or specially appointed committee. Active Corporation and Bank Directors may defer fees payable to them under the Corporation's and Bank's Directors Deferred Compensation Plans. During the fiscal year 1995, the Corporation and the Bank paid total cash directors' fees of $81,610.00, and directors' fees were deferred in the amount of $128,425.00.



COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION



Introduction



	Decisions on compensation of the Bank's executives are made by the seven member Compensation Committee of the Board. The
Compensation Committee believes that the actions of each executive officer have the potential to impact the short-term and long-term profitability of the Corporation and the Bank.
Consequently, the Compensation Committee places considerable importance on its task of designing and administering an executive compensation program.


	The Bank has an executive compensation program that is focused on Corporation shareholder value and the overall performance of the Corporation and the Bank. The two main components of the executive compensation program are base salary and bonus.


Compensation


	The Compensation Committee's executive compensation program is designed to provide competitive levels of compensation that are integrated with the Corporation's and Bank's annual and long-term goals. Executive compensation is reviewed by the Committee relative to peer group executive compensation based on national and state survey information. The peer group used from the national and state surveys utilized institutions in the asset size range from $250,000,000.00 to $500,000,000.00. The national survey also includes data on adjoining states.



	The Compensation Committee approved cash compensation opportunities for executive officers in 1995 that are consistent with the Compensation Committee's executive compensation program.

Base Salary

	Base salary represents a fixed labor cost and is designed so that senior management receives acceptable salaries, thereby helping the Corporation and Bank keep the talent needed to meet the challenges in the financial service industry. Many factors are included in determining base salaries, such as the responsibilities borne by the executive officer, the scope of the position, length of service with the Corporation and Bank;
and individual performance; and what companies in the Peer Group are paying for similar positions. The Compensation Committee believes that executive officer base salaries should be slightly above the median of a market-competitive range. Salaries are reviewed annually.

Bonus "REAP"



	The second component in the executive compensation program is the bonus plan referred to as the Reserve for Employee Action Payments, "REAP". An earnings per share after taxes goal is established for the Bank on an annual basis. If that goal is achieved, eligible employees receive an end of the year payment at the rate of 5% of the employees base salary for the entire year. If the goal is not reached, the REAP account is reduced in proportion to the shortage in the net earnings. There is no ceiling or maximum amount that may be placed in the REAP account; therefore, employees share proportionally in the amount that the net earnings exceed the predetermined annual goal.
During fiscal year 1995, the bank exceeded its goal and paid to 264 eligible employees $324,264.23 (equivalent of 7.01% of base salaries for eligible employees). Executive officers received
REAP payments as follows:  Waymon L. Hickman - $11,777.00, T.
Randy Stevens - $6,057.00, O'Neill D. Moore - $6,372.00, and
David I. Wise - $5,451.00 (see Summary Compensation Table on page 13).


Chief Executive Officer Compensation



	The executive compensation program described above is applied in setting Mr. Hickman's compensation. Mr. Hickman participates in the same executive compensation program available to the other executive officers. The Compensation Committee reviews the executive compensation program in relationship to the performance of the Corporation's net income and stock value.
Net income for the Corporation and the Bank totaled
$6,115,706.00 for fiscal year 1995, representing a 9.97% increase above the previous year. Stock value increased from $45.00 per share at December 31, 1994 to $54.00 per share at December 31, 1995 representing a $9.00 per share increase. The increase represents an 20.00% annualized gain, plus a $0.88 per share cash dividend declared in 1995. Based upon these and other factors the 1995 cash compensation of Mr. Hickman was $185,312.00. Mr. Hickman had a base salary of $168,000.00 which is slightly above the median salary in comparison to his peers in the national and state surveys indicated above. Mr. Hickman earned a bonus (REAP) in the amount of $11,777.00, that was due to the corporation's excellent financial results in 1995.



Conclusion

	The Compensation Committee believes that this mix of market-based salaries and bonus represents a balance that will motivate the management team to continue to produce strong returns. The Compensation Committee further believes this program strikes an appropriate balance between the interests and needs of the Corporation and the Bank in operating its business.



	Submitted by the Compensation Committee of the Company's Board of Directors.



					Tillman Knox, Chairman

					Kenneth A. Abercrombie

					Harlan D. Bowsher

					H. Terry Cook, Jr.

					W. J. Davis, Jr.

					Waymon L. Hickman

					Virgil H. Moore, Jr.

REMUNERATION OF DIRECTORS AND OFFICERS

	The following table sets forth the aggregate remuneration accrued or paid by the Bank or the Corporation during the fiscal years ending December 31, 1995, 1994, and 1993, to the highest compensated officers or directors whose aggregate remuneration exceeds $100,000.00.

                       SUMMARY COMPENSATION TABLE
                 FIRST FARMERS & MERCHANTS NATIONAL BANK
                     								                                         Other Annual 		  All Other
                                          			Salary/1 	  	Bonus/2   		Compensations/3 	Compensations/4

Waymon L. Hickman   		               1995  		 170,700 		   14,612 		   22,500 		        38,140
President & Chief Executive    		    1994  	 	172,281 		   12,579 		   22,500 		        33,983
Officer & Director of Bank; 		       1993   		146,500 		   11,936 		   21,600		         30,726
President & Director of Corporation

T. Randy Stevens 		                  1995  	  	86,400 		    6,057 		   12,960 		         8,827
Director of Bank and Corporation,   	1994  		  79,200 		    5,544 		   11,880 		         7,546
Vice President of Corporation, 		    1993  		  72,000 		    5,278 		   10,800		          6,333
President and Chief Operating
Officer of Bank

O'Neill D. Moore 		                  1995  		  93,600 		    6,372 		   13,635 		        33,557
Secretary of Bank and Corporation  		1994  		  88,900 		    6,048		    12,960 		        30,377
Senior Exec. Vice President of Bank 	1993  		  84,100 		    5,981    		12,240 		        27,497

David I. Wise 		                     1995  		  77,760 		    5,451 		   11,664 		        49,619
Director of Bank and Corporation 		  1994  		  78,000 		    5,717		    11,700 		        44,640
Senior Exec. Vice President of Bank		1993  		  78,150 		    7,706		    11,385 		        39,745
and Vice President of Corporation


/1	Salaries, cash bank and corporation committee fees.

/2	Bonus includes REAP and auto expense.

/3	Other annual compensation is the bank's contribution to the
Deferred Profit Sharing Plan. Any other annual benefits provided by the Bank does not discriminate in favor of Officers and Directors and is available generally to all salaried employees.

/4	Deferred Salary Continuation Plan, Deferred Corporation and
Bank Committee Fees.

Shareholder Return



	Set forth below is a graph comparing the yearly change in the cumulative total shareholder return on the Company Common Stock against the cumulative total return of the S&P Composite-500
Stock Index and the S&P Major Regional Bank Composite Index for the period of five years commencing December 31, 1990 and ending December 31, 1995.

The graph displaying the contents of the table below will be mailed to our stockholders.


          COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*
              	 	12/31/90 	 	12/31/91 	 	12/31/92 	 	12/31/93 	 	12/31/94 		12/31/95

FF&M 	           $ 100 	     $ 114.81 	  $ 127.77 	  $ 140.73 	  $ 166.65 	 $ 199.98

Regional Banks 	 	 100 	 	     178.89 	 	  227.81 	 	  241.52 	 	  228.59 		  359.93

S&P 500 	 	        100 	 	     130.47 	 	  140.41 	 	  154.56 	 	  156.60 	 	 215.45


        COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

	Messrs. Knox, Abercrombie, Bowsher, Cook, Davis, Hickman, and Moore served as members of the Compensation Committee throughout 1995. During 1995, the Corporation's bank subsidiary engaged in customary banking transactions and had outstanding loans to certain of the Corporation's and Bank's directors, including
Messrs. Knox, Bowsher, and Davis, and members of the immediate families of such directors and executive officers. Messrs.
Knox, Bowsher, and Davis, their affiliates, families, and companies in which they hold ten percent or more ownership had outstanding loan balances of $1,983,005 at December 31, 1995.
These loans were made in the ordinary course of business and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with others. In the opinion of management, these loans do not involve more than the normal risk of collectibility or present other unfavorable features.
Messrs. Hickman, Lancaster, and Moore are stockholders and Board of Director members of Volunteer Trust Company which periodically borrows money from the Bank with terms comparable to other bank customers under similar circumstances.



                   DEFERRED PROFIT SHARING PLAN



	The Bank has a Deferred Profit Sharing Plan and Trust which has been approved by the Internal Revenue Service for deferral of income tax. This plan includes all eligible employees. All employees who attain age twenty (20) years, and who complete one
(1) year of service with the Bank are eligible to participate.
Participants receive a vested percentage of 25% after two (2) years of service and 15% each year thereafter until 100% vested at the end of seven (7) years of participation in the plan. The
Bank's contribution to the Plan and Trust is determined by the annual performance of the Bank and is subject to approval by the Board of Directors of the Bank annually. The aggregate amount placed in Trust for the two hundred fifteen (215) participants during fiscal year 1995 was $633,45.05. At December 31, 1995, the total ending value of Mr. Waymon L. Hickman's account in the Profit Sharing Plan was $1,116,754.89, Mr. O'Neill D. Moore's account was $45,976.69, Mr. David I. Wise's account was
$743,707.09, and T. Randy Stevens account was $340,490.84.



                    Deferred Profit Sharing Plan

            		Years of Service				      Amount Vested
            		       1						            No Participation
             	More than 1 but
             		less than 2					               0%
                  			2	             				     25%
                  			3             					     40%
                  			4				             	     55%
                  			5	             				     70%
                  			6             					     85%
                  			7			             		    100%

                      CERTIFIED PUBLIC ACCOUNTING FIRM

	Upon the recommendation of the Audit Committee of the Bank, the firm of Kraft Bros., Esstman, Patton & Harrell has been selected by the Board of Directors of both the Corporation and the Bank to serve as principal accountants for the Corporation and the Bank for the current year. The firm of Kraft Bros., Esstman, Patton & Harrell and its predecessors has served as principal accountants for more than 36 years. A representative of the firm will be present at the stockholders meeting, will have the opportunity to make a statement if he/she so desires and will be available at that time to respond to appropriate questions.

                             OTHER MATTERS


	As of the date of this Proxy Statement, the management of the Corporation and the Bank knows of no other business that will be presented at this meeting.


      ITEMS OF BUSINESS FOR 1997 ANNUAL MEETING OF STOCKHOLDERS


	Any proposals by stockholders to be included in the Proxy Statement and Proxy Form for consideration at the next Annual Meeting of Stockholders must be received by management at 816 South Garden Street, Columbia, Tennessee 38402-1148, no later than November 29, 1996.


                          ANNUAL REPORTS

	The annual report of the Corporation to stockholders for the calendar year 1995 is enclosed, but is not intended to be part of this Proxy Statement.


	COPIES OF THE CORPORATION'S ANNUAL REPORT TO SECURITIES AND EXCHANGE COMMISSION (FORM 10-K) WILL BE MAILED TO STOCKHOLDERS
WITHOUT CHARGE UPON WRITTEN REQUEST MADE TO:  PATRICIA N.
MCCLANAHAN, TREASURER, FIRST FARMERS AND MERCHANTS CORPORATION,
P. O. BOX 1148, COLUMBIA, TENNESSEE 38402-1148.


	By the order of the Board of Directors



							O'Neill D. Moore
							Secretary


March 20, 1996